UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

International Flavors & Fragrances Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed

E37 703- P03 441	*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 2, 2018.

INTERNATIONAL FLAVORS & FRAGRANCES INC. INTERNATIONAL FLAVORS & FRAGRANCES INC. 521 WEST 57TH STREET NEW YORK, NY 10019

Meeting Information

Meeting Type:         Annual Meeting

For holders as of:    March 7, 2018

Date:  May 2, 2018    Time: 10:00 AM Eastern Daylight Time

Location:    International Flavors & Fragrances Inc.

                     533 West 57th Street, 9th Floor

                     New York, NY 10019

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E37 704- P03	— Before You Vote — How to Access the Proxy Materials
441

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT/FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

	1)	BY INTERNET:	www.proxyvote.com
	2)	BY TELEPHONE:	1-800-579-1639
	3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2018 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

E37 705- P03	The Board of Directors recommends you vote FOR all listed nominees, and FOR Proposals 2 and 3.
441	1.	Elect eleven members of the Board of Directors for a one-year term expiring at the 2019 Annual Meeting of Shareholders.

Nominees:

		1a.	Marcello V. Bottoli

		1b.	Dr. Linda Buck

		1c.	Michael L. Ducker

		1d.	David R. Epstein

		1e.	Roger W. Ferguson, Jr.

		1f.	John F. Ferraro

		1g.	Andreas Fibig

		1h.	Christina Gold

		1i.	Katherine M. Hudson

		1j.	Dale F. Morrison

		1k.	Stephen Williamson

2.	Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2018 fiscal year.

3.	Approve, on an advisory basis, the compensation of our named executive officers in 2017.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS IS NOT A PROXY CARD. If you wish to cast your vote on a traditional proxy card, you must request that a paper copy of the proxy materials be mailed to you by following the instructions set forth in this notice.

E37 706- P03 441